UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

  ______________

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

 Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed on August 30, 2017, Lydall, Inc. (“Lydall” or the “Company”) announced its intention to combine the Thermal/Acoustical Metals and Thermal/Acoustical Fibers segments into a single operating segment named Thermal Acoustical Solutions. Combining these automotive businesses into one segment is expected to allow for better customer alignment, leverage operating disciplines and realize efficiencies across the global automotive operations. Through December 31,2017, these two operating segments continued to be managed separately as the Company defined the future global structure and strategies of the combined businesses. Effective January 1, 2018, the Company commenced reporting of the two businesses as a single consolidated operating segment.

This Current Report on Form 8-K (this “Report”) includes additional detail on the changes described above along with recast (unaudited) historical information relative to the Thermal Acoustical Solutions business segment sales and operating income on both an annual and quarterly basis for the years ended December 31, 2017 and 2016 (furnished hereunder as Exhibit 99.1 and incorporated herein by reference). The Company did not operate under this structure for any of these prior periods and will begin to report comparative results under the new structure with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2018. On March 21, 2018, the Company made available on its website unaudited historical quarterly and full-year financial data for 2017 and 2016 that has been recast to reflect its new segment reporting structure. The recast (unaudited) historical financial information is available at www.lydall.com under the headings “Investor Relations” and “News & Presentations,’ a copy of which is attached as Exhibit 99.1.

The information contained in this Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

This Report contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. Any statements contained in this Report, except to the extent that they contain historical facts, are forward-looking. Such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes related to this combination, including the timing and amount of costs to be incurred, the impact on the Company’s customers, as well as the timing and amounts of cost savings to be realized as a result of the combination, to differ materially from those addressed in the forward-looking information. Other known factors that could impact the Company’s financial results are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”), and in other reports filed by the Company with the SEC, from time to time.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report as set forth below:

Exhibit	Exhibit
Number	Description

99.1	Recast (unaudited) quarterly and full-year segment information for 2017 and 2016, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

March 21, 2018	By:	/s/ JAMES V. LAUGHLAN
James V. Laughlan
Vice President, Chief Accounting Officer and Treasurer